UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

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VIRIOS THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! VIRIOS THERAPEUTICS, INC. 2021 Annual Meeting Vote by June 21, 2021 11:59 PM ET VIRIOS THERAPEUTICS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 D51907-P56564 You invested in VIRIOS THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held at 11:00 AM Eastern Time on June 22, 2021 virtually at www.virtualshareholdermeeting.com/VIRI2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 22, 2021 11:00 AM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/VIRI2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D51908-P56564 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Electing seven persons to the Board to serve until the 2022 annual meeting and until their successors are duly elected and qualified; Nominees: 01) Richard Burch05) William L. Pridgen, M.D. 02) Abel De La Rosa, Ph.D.06) John C. Thomas, Jr. 03) Greg Duncan07) Richard J. Whitley, M.D. 04) David Keefer For 2. Ratifying the selection of Dixon Hughes Goodman, LLP as the Company’s independent accounting firm for 2021. For NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof.